EXHIBIT 23.3





                               CONSENT OF EXPERT


We consent to the reference to our firm and the summary of our report dated

January 2003 with respect to certain valuation issues included in this

Registration Statement on Form F-3 of LanOptics, Ltd.






                                       Yours Truly,



                                          BDO ZIV & HAFT
                                          /s/ BDO Ziv & Haft
                                          ----------------------------
                                          Consulting & managing LTD.



March 17, 2003

Tel Aviv, Israel